Integra LifeSciences Announces Preliminary Third Quarter Revenue Results; Will Host Third Quarter 2020 Financial Results Conference Call on October 28, 2020

PRINCETON, New Jersey, October 6, 2020 -- Integra LifeSciences Holdings Corporation (NASDAQ: IART), a leading global medical technology company, announced today certain unaudited preliminary third quarter financial results. The company also announced that it will release full third quarter 2020 financial results on Wednesday, October 28, 2020 at 8:30 a.m. ET.

Preliminary Third Quarter Revenue Results

Third quarter 2020 reported revenue is expected to be in the range of $368 million to $370 million, representing a decline of approximately 2.7% on a reported basis and approximately 1.8% on an organic basis compared to the third quarter of 2019.

These results exceeded the Company’s third quarter revenue outlook range provided in August during the second quarter conference call and represent a significant recovery from the second quarter decline of 32.6%. The sales improvement in the third quarter was broad-based across the Company’s major franchises. The preliminary results set forth above are unaudited and remain subject to completion of the Company’s financial closing procedures.

Third Quarter 2020 Financial Results Conference Call

The Company will release full third quarter 2020 financial results on Wednesday, October 28, 2020 before the market opens. In conjunction with the earnings release, Integra’s management team will host a conference call at 8:30 a.m. ET.
The live call is accessible by dialing (800) 353-6461 and using the passcode 9501226.  A simultaneous webcast of the call will be available via the Company’s website at www.integralife.com.
A webcast replay of the call can be accessed through the Investor Relations homepage of Integra's website at www.integralife.com.  A replay of the call will be available until November 2, 2020 by dialing (888) 203-1112 and using the passcode 9501226.

About Integra LifeSciences
Integra LifeSciences is a global leader in regenerative technologies, neurosurgical and extremity orthopedic solutions dedicated to limiting uncertainty for clinicians, so they can focus on providing the best patient care. Integra offers a comprehensive portfolio of high quality, leadership brands that include AmnioExcel®, Bactiseal®, Cadence®, Certas®, Codman®, CUSA®, DuraGen®, DuraSeal®, ICP Express®, Integra®, MediHoney®, MicroFrance®, PriMatrix®, Salto Talaris®, SurgiMend®, TCC-EZ®, Titan™ and VersaTru®.  For the latest news and information about Integra and its products, please visit www.integralife.com.

This news release contains forward-looking statements, including statements regarding the Company’s unaudited, preliminary third quarter financial results and statements about our current and future performance within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, and reflect the Company's judgment as of the date of this release.  Forward-looking statements include, but are not limited to, those that include words such as “estimate,” “will,” “plan,” “should,” “expect,” “continue,” and “forecast” and include, for example, statements related to the expected impact of COVID-19 on the Company; the impact of contingency plans and expense reductions; the Company’s liquidity and financial position; future financial results; and similar statements. Forward-looking statements also include, but are not limited to, statements concerning future financial performance, including projections for revenues. It is important to note that the Company’s goals and expectations are not predictions of actual performance. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. Such risks and uncertainties include, but are not limited to, risk factors and uncertainties identified under the heading “Risk Factors” included in Item 1A of Integra's Annual Report on Form 10-K for the year ended December 31, 2019 and information contained in subsequent filings with the Securities and Exchange Commission.

These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events, or otherwise.

The Company believes that the presentation of organic revenues and the other non-GAAP measures, provide important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. For further information regarding why Integra believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company's Current Report on Form 8-K regarding this news release filed today with the Securities and Exchange Commission. This Current Report on Form 8-K is available on the SEC's website at www.sec.gov or on our website at www.integralife.com.

Investor Relations Contact:
Michael Beaulieu
Director, Investor Relations
(609) 529-4812
michael.beaulieu@integralife.com

Media Contact:
Laurene Isip
Senior Director, Global Corporate Communications
(609) 750-7984
laurene.isip@integralife.com